UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 2003

                            BrandPartners Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     0-16530                 13-3236325
(State or Other Jurisdiction       (Commission File )        (I.R.S. Employer
   of Incorporation or                  Number              Identification No.)
     Organization)

     777 Third Avenue, New York, NY                               10017
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (212) 446-0200

Item 5. Other Events and Required FD Disclosure.

      On June 10, 2003, Jeffrey Adam Lipsitz resigned from the Board of Directors of the Registrant due to personal commitments that rendered Mr. Lipsitz unable to commit the time necessary to perform his duties as a director. A copy of Mr. Lipsitz's resignation letter to the Board of Directors of the Registrant is attached as an exhibit hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) The following exhibits are included herewith unless otherwise indicated:

            99.1 Letter from Jeffrey A. Lipsitz to the Board of Directors of the Registrant, received by the Registrant on June 10, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2003                          BRANDPARTNERS GROUP, INC.


                                             By: /s/ Edward T. Stolarski
                                                 -------------------------------
                                                 Name:  Edward T. Stolarski
                                                 Title:  Chief Executive Officer


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